UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2017

 DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver CO	80202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 228-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.08    Shareholder Director Nominations.
The information set forth under Item 8.01 of this Form 8-K is incorporated by reference in this Item 5.08.
Item 8.01    Other Events.
2017 Annual Meeting of Stockholders
The board of directors of Dividend Capital Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) has determined that the Company’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”) will be held on July 26, 2017 and that the record date for determining stockholders entitled to vote at the 2017 Annual Meeting is May 17, 2017.  Because the date of the 2017 Annual Meeting is more than 30 days after the anniversary date of the Company’s 2016 annual meeting of stockholders, in accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of changes to the deadlines for submitting stockholder proposals and candidates for nomination to the board of directors.
For a stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2017 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, the proposal must be received at the Company’s corporate offices on or before May 24, 2017.  Any such proposal also must comply with Rule 14a-8 under the Exchange Act and any other applicable rules established by the Securities and Exchange Commission (the “Commission”).
In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders not intended to be included in our proxy materials must be submitted in accordance with our bylaws (the “Bylaws”).  Our Bylaws currently provide that, in order for a stockholder nomination or proposal to be considered at the 2017 Annual Meeting, it must be received by us no later than 5:00 p.m., Mountain Time on May 27, 2017.  Any such proposal must also comply with the other requirements set forth in the Bylaws.
Proposals should be directed to the attention of our Secretary at Dividend Capital Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.
Proposal to Amend our Charter as Part of a Broader Restructuring
On May 17, 2017, we filed a preliminary proxy statement with the Commission with respect to our 2017 Annual Meeting. The proxy statement includes a proposal to amend our charter to restructure our share classes as part of a broader restructuring. The preliminary proxy statement is filed as an exhibit to this Current Report and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Preliminary Proxy Statement on Schedule 14A, filed with the Commission on May 17, 2017 and incorporated herein by reference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dividend Capital Diversified Property Fund Inc.
May 17, 2017
	By:	/s/ M. KIRK SCOTT
M. Kirk Scott
Chief Financial Officer